UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40849	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Railroad Avenue,

Midland, Pennsylvania 15059

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +1-412-515-0896

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	MIGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2024, Mawson Infrastructure Group Inc. (“the Company”) appointed Kaliste Saloom, currently the Corporate Secretary and acting General Counsel of the Company, to serve as General Counsel and Corporate Secretary of the Company, effective immediately.

In connection with his appointment and position, on June 28, 2024, the Company and Mr. Saloom have entered into an Offer Letter (the “Offer Letter”).

Pursuant to the Offer Letter, Mr. Saloom will receive an annual salary of $225,000, and is eligible for a performance bonus as well as for an annual grant of restricted stock units equivalent of $50,000.00, at the discretion of the Company and the Board.

He also will accrue 20 days paid time off and 10 days sick paid time off per anniversary year, and is entitled to paid company holidays, as determined by the Company, which are currently about 12 days.

On July 1, 2024, the Board also approved the following equity compensation awards to the following named executive officers:

Name:	Role/Title:	RSU Awards (1):		Stock Options(1)(2):

Kaliste Saloom	General Counsel and Corporate Secretary	144,093	(3)
William ‘Sandy’ Harrison	Chief Financial Officer	792,508	(4)
		16,424	(5)
Rahul Mewawalla	Director, CEO, President	2,881,845	(6)	1,750,000	(7)
		1,801,153	(8)
Craig Hibbard	Chief Development Officer	31,142	(9)

(1)	RSUs and Option awards were made under and subject to the Company’s 2024 Omnibus Equity Incentive Plan (the “2024 Plan”).
(2)	Stock option grants were made on the form of Stock Option Grant Notice and Option Agreement filed as Exhibit 99.2 to the Company’s Registration Statement on Form S-8 filed June 21, 2024.
(3)	Restricted stock units vest in four equal installments on August 26, 2025, August 25, 2026, August 24, 2027 and August 23, 2028.
(4)	Restricted stock units vest in four equal installments on August 26, 2025, August 25, 2026, August 24, 2027 and August 23, 2028.
(5)	Restricted stock units vest fully on July 1, 2024.
(6)	Restricted stock units vest in four equal installments on August 26, 2025, August 25, 2026, August 24, 2027 and August 23, 2028.
(7)	Stock Option vests in the following amounts when the Company’s average stock price for ten days has reached or exceeded the corresponding price as follow: 500,000 Shares vest at price of $1.89, 400,000 Shares vest at price of $2.30, 300,000 Shares vest at $3.60, 200,000 Shares vest at price of $4.70, 100,000 Shares vest at price of $6.00, 100,000 Shares vest at price of $7.10, 100,000 Shares vest at price of $8.20, and 50,000 Shares vest at price of $9.40. Provided that if the corresponding price vesting condition is met prior to January 1, 2025, such portion of the option shall vest on January 1, 2025. In addition, if the Company undergoes or upon a change in control, all Options shall be fully and immediately accelerated.
(8)	Restricted stock units vest fully on July 1, 2024.
(9)	Restricted stock units vest fully on July 1, 2024.

The description of the Offer Letter between Kaliste Saloom and the Company is only a summary and is qualified in its entirety by reference to the full text of such document, which is filed as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Offer Letter with Kaliste Saloom
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: July 3, 2024	By:	/s/ Kaliste Saloom
General Counsel and Corporate Secretary

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